UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

FIRST NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington	001-36741	46-1259100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 West 8th Street, Port Angeles, Washington	98362
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (360) 457-0461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)
The Annual Meeting of First Northwest Bancorp ("Company") for the transition period from July 1, 2017 through December 31, 2017 in connection with the Company's change in fiscal year end from June 30 to December 31 was held on May 8, 2018 ("Annual Meeting").

(b)
There were a total of 11,709,407 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting 10,528,672 shares of common stock were represented in person or by proxy, therefore, a quorum was present.

The results of the vote for the proposals presented at the Annual Meeting were as follows:
Proposal 1.  Election of Directors.  Shareholders elected the following nominees to the Board of Directors for the terms as indicated:
	FOR		WITHHELD		BROKER NON- VOTES
	No. of Votes	Percentage of shares present	No. of Votes	Percentage of shares present	No. of votes

Three-Year Term
David A. Blake	7,011,563	83.59	1,376,173	16.41	2,140,936
Craig A. Curtis	7,029,961	83.81	1,357,775	16.19	2,140,936
Norman J. Tonina Jr.	7,050,928	84.06	1,336,808	15.94	2,140,936

Based on the voting results set forth above, David A. Blake, Craig A. Curtis and Norman J. Tonina, Jr. were duly elected to serve as directors for a three-year term expiring at the annual meeting of shareholders in 2021; each until their successors have been duly elected and qualified.

The terms of Directors Dana D. Behar, Cindy H. Finnie, David T. Flodstrom, Laurence J. Hueth, Stephen E. Oliver and Jennifer Zaccardo continued.

Proposal 2.  Advisory (Non-Binding) Vote on Compensation of Named Executive Officers: Shareholders approved an advisory (non-binding) vote on the compensation of the Company's named executive officers as follows:

	Number of Votes	Percentage
For	7,575,165	90.31
Against	478,028	5.70
Abstain	334,543	3.99
Broker Non-Vote	2,140,936	--

Proposal 3.  Ratification of the Appointment of Independent Auditors: Shareholders ratified the appointment of Moss Adams LLP as the Company's independent auditor for the year ending December 31, 2018 by the following vote:

	Number of Votes	Percentage
For	10,364,905	98.45
Against	60,226	0.57
Abstain	103,541	0.98
Broker Non-Vote	--	--

(c)           None.
(d)        Not applicable.

Item 7.01  Regulation FD Disclosure*
The Company is furnishing presentation materials as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. The Company presented these materials at its Annual Meeting addressing, among other things, the Company's business strategies. The foregoing description of information contained in the presentation is qualified by reference to such presentation materials attached as Exhibit 99.1. The Company is not undertaking to update this presentation or the information contained therein.

This Item 7.01 of this report will not be deemed an admission as to the materiality of any information herein or contained in the presentation (including Exhibit 99.1).

Item 9.01  Financial Statements and Exhibits
(d)                Exhibits
The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1            Annual Meeting Presentation of First Northwest Bancorp
_____________
*
The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First Northwest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NORTHWEST BANCORP

Date: May 9, 2018	/s/ Laurence J. Hueth
Laurence J. Hueth President and Chief Executive Officer